                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        January 20, 2006
                                                 -------------------------------


                        CIT Equipment Collateral 2005-EF1
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              Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


              333-122288-02                        43-6926272
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        (Commission File Number)        (IRS Employer Identification No.)

                                       c/o
                    1 CIT Drive, Livingston, New Jersey 07039
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:      (973) 740-5000
                                                    ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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SECTION 8 - OTHER EVENTS

Item 8.01         Other Events.
                  ------------

                  On January 20, 2006, JPMorgan Chase Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Equipment Collateral 2005-EF1, Class A-1 3.852% Receivable-Backed Notes, Class A-2 4.300% Receivable-Backed Notes, Class A-3 4.420%, Receivable-Backed Notes Class A-4 Floating%, Receivable-Backed Notes, Class B 4.710% Receivable-Backed Notes, Class C 4.780% Receivable-Backed Notes and Class D 5.100% Receivable-Backed Notes.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

                  (c) Exhibits.

                           The following are filed herewith. The exhibit numbers
correspond with Item 601 of Regulation S-K.

         Exhibit No.                Description                                 Page
         -----------                -----------

         99.1                       Certificate of Servicing Officer            4

         99.2                       Monthly Report delivered by the             5
                                    Trustees to Securityholders in
                                    connection with distributions on
                                    January 20, 2006


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SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE CIT GROUP/ EQUIPMENT
                                                 FINANCING, INC.
                                                 as Servicer

                                                 /s/ Mark Carlson
                                                 ----------------------
                                                 Name:  Mark Carlson
                                                 Title: Senior Vice President

Dated: January 27, 2006

                                INDEX TO EXHIBITS

Exhibit No.                         Description
-----------                         -----------

99.1                                Certificate of Servicing Officer

99.2                                Monthly Report with respect to the
                                    January 20, 2006 distribution.